                                                                    Exhibit 99.2

                                          BOSTON PROPERTIES, INC.
                                          800 BOYLSTON STREET, SUITE 400
                                          BOSTON, MA 02199
                                          (NYSE: BXP)




AT THE COMPANY                  AT THE FINANCIAL RELATIONS BOARD
Elaine Quinlan                  Marilynn Meek - General Info. (212) 661-8030
Investor Relations              Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                  Judith Sylk-Siegel - Media (212) 661-8030


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           THIRD QUARTER 2000 RESULTS

                         REPORTS FFO PER SHARE OF $0.85

BOSTON, MA, OCTOBER 16, 2000 - Boston Properties, Inc. (NYSE: BXP) today reported results for the third quarter ended September 30, 2000.

Funds from Operations (FFO) for the quarter ended September 30, 2000 were $61.5 million, or $0.90 per share basic and $0.85 per share diluted, compared to FFO of $50.2 million, or $0.74 per share basic and $0.72 per share diluted for the quarter ended September 30, 1999. This represents an 18.1% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 68,751,768 and 83,657,357, respectively, for the quarter ended September 30, 2000 and 67,900,734 and 81,485,166, respectively, for the same quarter last year.

FFO for the nine months ended September 30, 2000 was $175.5 million, or $2.56 per share basic and $2.46 per share diluted, compared to FFO of $144.6 million, or $2.20 per share basic and $2.15 per share diluted for the nine months ended September 30, 1999. The weighted average number of basic and diluted shares outstanding totaled 68,568,410 and 82,599,673, respectively, for the nine months ended September 30, 2000 and 65,672,095 and 76,674,436, respectively, for the same period last year.

Revenue were $223.3 million for the quarter and $650.8 million for the nine months ended September 30, 2000, compared to revenue of $202.1 million and $581.4 million for the same periods in 1999. Net income available to common shareholders for the quarter and nine months ended September 30, 2000 was $36.5 million and $103.3 million, respectively, compared to $27.4 million and $79.6 million for the same periods in 1999. Net income per share available to common shareholders for the quarter and nine months ended September 30, 2000 were $0.53 per share basic and $0.50 per share diluted and $1.51 per share basic and $1.48 per share diluted, respectively, compared to $0.40 per share basic and diluted and $1.21 per share basic and $1.20 per share diluted for the same periods last year.

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

Boston Properties, Inc. Announces third Quarter 2000 Results
October 16, 2000

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended September 30, 2000. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of September 30, 2000, the Company's portfolio consisted of 145 properties comprising more than 37.2 million square feet, including 18 properties currently under development totaling 4.6 million square feet. The overall occupancy rate for the properties in service as of September 30, 2000 was 98.5%.

Additional highlights of the third quarter include:

- The closing of construction financing on August 25, 2000 totaling $32.25 million collateralized by the Quorum Office Park development project in Chelmsford, Massachusetts. Such financing matures in August 2003 and bears interest at a rate of LIBOR + 1.65%.

- The acquisition of a 35% interest in 265 Franklin Street, a 326,714 square foot Class A office building in Boston, Massachusetts, on September 13, 2000 for approximately $34.3 million. The remaining 65% interest is owned by our joint venture partner, the New York State Common Retirement Fund.

- On September 18, 2000, the Board of Directors of the Company declared a dividend of $0.53 per share for the period from July 1, 2000 through September 30, 2000, payable on October 27, 2000 to shareholders of record on September 29, 2000.

- The amendment of our unsecured line of credit on September 20, 2000 with Fleet National Bank to allow us to borrow up to $605.0 million.

- The refinancing of mortgage loans on September 28, 2000 which consisted of replacing $52.3 million collateralized by 202, 212 and 214 Carnegie Center with $63.0 million of loans collateralized by 202, 206 and 214 Carnegie Center. Such financing bears interest at a rate equal to 8.13% and matures in October 2010.

- The disposition of 910 and 930 Clopper Road in Gaithersburg, Maryland, two properties supporting both office and technical uses totaling 240,596 square feet, on September 29, 2000 for approximately $24.1 million.

Transactions completed subsequent to September 30, 2000:

- The refinancing of the mortgage loan on 601 and 651 Gateway Boulevard on October 2, 2000 which consisted of replacing the $75.0 million mortgage loan with a $90.0 million loan. The new financing bears interest at a rate equal to 8.40% and matures in October 2010.


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

Boston Properties, Inc. Announces third Quarter 2000 Results
October 16, 2000

- The closing on October 6, 2000 of a 50% joint venture with an affiliate of Westbrook which was formed to develop One and Two Discovery Square, two Class A office buildings in Reston, Virginia totaling 362,868 square feet.

- The announcement on October 11, 2000 of a 15,000,000 share public common stock offering with proceeds to be used to fund development activities and paydown the unsecured line of credit.

- The closing of bond financing on October 12, 2000 totaling $57.61 million collateralized by the New Dominion Tech Park, Building One development project in Herndon, Virginia. Such financing matures in October 2020 and bears interest at a rate of 7.58%. The proceeds of $57.61 million will be funded into an escrow and held until the New Dominion Tech Park, Building One is completed, which is estimated to be in December 2000. At that time, the current construction loan will be paid off and the remaining proceeds will be available to Boston Properties.

- The disposition of 1950 Stanford Court, a single story industrial building totaling 53,250 square feet, and an adjacent parcel of land totaling approximately 2 acres in Landover, MD, on October 13, 2000 for approximately $2.2 million.

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            FINANCIAL TABLES FOLLOW.

                                     -MORE-

Boston Properties, Inc. Announces third Quarter 2000 Results
October 16, 2000

[INCOME STATEMENT]

              BOSTON PROPERTIES, INC.
       CONSOLIDATED STATEMENTS OF OPERATIONS
           (undaudited and in thousands)


                                                            THREE MONTHS ENDED               NINE MONTHS ENDED
                                                               SEPTEMBER 30,                    SEPTEMBER 30,
                                                        ------------------------------   ------------------------------
                                                            2000            1999             2000            1999
                                                        -------------  ---------------   -------------   --------------

   Revenue
     Rental:
        Base rent                                          $ 183,749        $ 166,582       $ 532,039        $ 476,261
        Recoveries from tenants                               22,886           19,212          68,956           53,878
        Parking and other                                     12,798           11,261          38,095           34,272
                                                        -------------  ---------------   -------------   --------------
           Total rental revenue                              219,433          197,055         639,090          564,411
     Development and management services                       2,693            3,706           8,432           11,364
     Interest and other                                        1,187            1,376           3,304            5,642
                                                        -------------  ---------------   -------------   --------------
           Total revenue                                     223,313          202,137         650,826          581,417
                                                        -------------  ---------------   -------------   --------------

   Expenses
     Operating                                                68,154           66,665         197,366          184,321
     General and administrative                                9,871            7,383          25,868           21,345
     Interest                                                 54,752           51,768         166,210          151,446
     Depreciation and amortization                            32,436           31,078          97,062           88,315
                                                        -------------  ---------------   -------------   --------------
           Total expenses                                    165,213          156,894         486,506          445,427
                                                        -------------  ---------------   -------------   --------------
   Income before minority interests and joint
     venture income                                           58,100           45,243         164,320          135,990
   Minority interest in property partnership                    (245)            (179)           (681)          (4,473)
   Income from unconsolidated joint ventures                     549              206           1,356              648
                                                        -------------  ---------------   -------------   --------------
   Income before minority interest in Operating
     Partnership                                              58,404           45,270         164,995          132,165
   Minority interest in Operating Partnership                (19,627)         (16,248)        (56,505)         (48,465)
                                                        -------------  ---------------   -------------   --------------
   Income before gain (loss) on sales of real estate          38,777           29,022         108,490           83,700
   Gain (loss) on sales of real estate, net                     (604)              50            (307)              50
                                                        -------------  ---------------   -------------   --------------
   Net income before preferred dividend                       38,173           29,072         108,183           83,750
   Preferred dividend                                         (1,643)          (1,654)         (4,929)          (4,175)
                                                        =============  ===============   =============   ==============
   Net income available to common shareholders              $ 36,530         $ 27,418       $ 103,254         $ 79,575
                                                        =============  ===============   =============   ==============

   Basic earnings per share:
     Net income available to common shareholders              $ 0.53           $ 0.40          $ 1.51           $ 1.21
                                                        =============  ===============   =============   ==============
     Weighted average number of common shares
        outstanding                                           68,752           67,901          68,568           65,672
                                                        =============  ===============   =============   ==============

   Diluted earnings per share:
     Net income available to common shareholders              $ 0.50           $ 0.40          $ 1.48           $ 1.20
                                                        =============  ===============   =============   ==============
     Weighted average number of common and common
        equivalent shares outstanding                         72,570           68,484          69,600           66,280
                                                        =============  ===============   =============   ==============

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

Boston Properties, Inc. Announces third Quarter 2000 Results
October 16, 2000

                          BOSTON PROPERTIES, INC.
                           FUNDS FROM OPERATIONS
                       (UNAUDITED AND IN THOUSANDS)


                                                                   THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                SEPTEMBER 30,
                                                                   --------------------       ----------------------
                                                                    2000         1999           2000         1999
                                                                   ---------   --------       ---------    ---------

Income before minority interests and joint venture income          $ 58,100    $ 45,243       $ 164,320    $ 135,990

Add:
      Real estate depreciation and amortization                      33,007      30,882          97,556       87,669
      Income from unconsolidated joint ventures                         549         206           1,356          648
Less:
      Minority property partnerships' share
         of Funds from Operations                                      (284)       (211)           (774)      (3,502)
      Preferred dividends and distributions                          (8,248)     (8,303)        (24,748)     (23,808)
                                                                   ---------   ---------      ----------   ----------

Funds from operations                                              $ 83,124    $ 67,817       $ 237,710    $ 196,997
                                                                   =========   =========      ==========   ==========

Funds from operations available to common shareholders             $ 61,543    $ 50,207       $ 175,526    $ 144,569
                                                                   =========   =========      ==========   ==========

Weighted average shares outstanding - basic                          68,752      67,901          68,568       65,672
                                                                   =========   =========      ==========   ==========
      Per share - basic                                            $   0.90    $   0.74       $    2.56    $    2.20
                                                                   =========   =========      ==========   ==========

Weighted average shares outstanding - diluted                        83,657      81,485          82,600       76,674
                                                                   =========   =========      ==========   ==========
      Per share - diluted                                          $   0.85    $   0.72       $    2.46    $    2.15
                                                                   =========   =========      ==========   ==========


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

Boston Properties, Inc. Announces third Quarter 2000 Results
October 16, 2000

[CONSOLIDATED BALANCE SHEET]

                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS



                                                               SEPTEMBER 30,  DECEMBER 31,
                                                                   2000           1999
                                                              --------------  ------------
                                                                (UNAUDITED)
                                                          (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                     ASSETS

Real estate:                                                  $ 5,782,961    $ 5,609,424
     Less: accumulated depreciation                              (554,339)      (470,591)
                                                              ------------   ------------
            Total real estate                                   5,228,622      5,138,833

Cash and cash equivalents                                          12,430         12,035
Escrows                                                            29,509         40,254
Investments in securities                                          14,065         14,460
Tenant and other receivables, net                                  40,039         28,362
Accrued rental income, net                                         89,072         82,228
Deferred charges, net                                              74,743         53,733
Prepaid expenses and other assets                                  49,519         28,452
Investments in joint ventures                                      73,118         36,415
                                                              ============   ============
        Total assets                                          $ 5,611,117    $ 5,434,772
                                                              ============   ============

          LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Mortgage notes payable                                   $ 3,218,135    $ 2,955,584
     Unsecured line of credit                                     235,000        366,000
     Accounts payable and accrued expenses                         59,542         66,780
     Dividends and distributions payable                           61,217         50,114
     Accrued interest payable                                       5,951          8,486
     Other liabilities                                             60,831         48,282
                                                              ------------   ------------
        Total liabilities                                       3,640,676      3,495,246
                                                              ------------   ------------
Commitments and contingencies                                           -              -
                                                              ------------   ------------
Minority interests                                                774,365        781,962
                                                              ------------   ------------
Series A Convertible Redeemable Preferred Stock,
     liquidation preference $50.00
     per share, 2,000,000 shares issued
     and outstanding                                              100,000        100,000
                                                              ------------   ------------
Stockholders' equity:
     Excess stock, $.01 par value, 150,000,000 shares
        authorized, none issued or outstanding                          -              -
     Common stock, $.01 par value, 250,000,000 shares
        authorized, 69,317,999 and 67,910,434 issued and
        outstanding in 2000 and 1999, respectively                    693            679
     Additional paid-in capital                                 1,112,855      1,067,778
     Dividends in excess of earnings                              (11,879)       (10,893)
     Unearned compensation                                           (901)             -
     Accumulated other comprehensive loss                          (4,692)             -
                                                              ------------   ------------
        Total stockholders' equity                              1,096,076      1,057,564
                                                              ============   ============
                Total liabilities and stockholders' equity    $ 5,611,117    $ 5,434,772
                                                              ============   ============


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

Boston Properties, Inc. Announces third Quarter 2000 Results
October 16, 2000

                             BOSTON PROPERTIES, INC
                               PORTFOLIO OCCUPANCY


                                                     Occupancy by Location
                                          September 30, 2000      December 31, 1999
                                        ---------------------  ---------------------
Greater Boston                                         98.0%                  96.7%
Greater Washington, D.C.                               97.8%                  96.4%
Midtown Manhattan                                      99.2%                  97.8%
Baltimore, MD                                         100.0%                  99.7%
Richmond, VA                                          100.0%                  98.0%
Princeton/East Brunswick, NJ                           99.4%                  98.9%
Greater San Francisco                                  98.5%                  96.4%
Bucks County, PA                                      100.0%                 100.0%
                                        ---------------------  ---------------------
       Total Portfolio                                 98.5%                  97.1%
                                        =====================  =====================



                                                       Occupancy by Type
                                           September 30, 2000      December 31, 1999
                                        ---------------------  ---------------------
Class A Office Portfolio                               99.2%                  97.7%
R&D Portfolio                                          93.4%                  93.0%
Industrial Portfolio                                   89.6%                  90.4%
                                        ---------------------  ---------------------
       Total Portfolio                                 98.5%                  97.1%
                                        =====================  =====================

                                      ###